UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2011

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34240	33-0846191

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1921 E. Alton Avenue, Santa Ana, California		92705
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:      (949) 567-1234

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                 Entry into a Material Definitive Agreement.

On May 9, 2011, the Compensation Committee of the Board of Directors of Collectors Universe, Inc. (the “Company”) approved and, pursuant to that approval, the Company and Michael J. McConnell, its Chief Executive Officer, entered into an Amended & Restated Employment Agreement which supersedes his existing employment agreement with the Company.  Among other things, the Amended and Restated Employment Agreement (i) extends the term of Mr. McConnell’s employment with the Company to June 30, 2013, and (ii) increases his annual base salary to $235,000 from $222,800.  The Agreement also provides for the payment of severance compensation to Mr. McConnell, in an amount equal to 1.5 times his annual base salary, if he elects to terminate his employment due to the occurrence of certain specified events that adversely affect his position, as CEO, with the Company (“good reason events”) or if, upon or within 12 months following a change of control of the Company, his employment is terminated without cause or he elects to terminate his employment due to the occurrence of a good reason event.  The foregoing description of the Amended & Restated Employment Agreement is not intended to be complete and is qualified in its entirety by reference to that Agreement, a copy of which is attached hereto as Exhibit 10.49.

Item 2.02                 Results of Operations and Financial Condition

On May 9, 2011, Collectors Universe, Inc. (the “Company”) issued a press release announcing its financial results for its third fiscal quarter ended March 31, 2011.  A copy of that press release is attached as Exhibit 99.1, and by this reference is incorporated into, this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, information in this Item 2.02 and Exhibit 99.1 hereto, are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 5.02                 Compensatory Arrangements of Certain Officers.

As described in Item 1.01 above, on May 9, 2011 the Company entered into an Amended & Restated Employment Agreement with Michael McConnell, its Chief Executive Officer.  A copy of that Agreement is attached hereto as Exhibit 10.49 and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.49	Amended & Restated Employment Agreement dated May 9, 2011 between the Company and Michael McConnell, its Chief Executive Officer.

99.1	Press release issued by Collectors Universe, Inc. on May 9, 2011, announcing its financial results for the third fiscal quarter ended March 31, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: May 11, 2011	By:	/s/ JOSEPH J. WALLACE
Joseph J. Wallace, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.49	Amended & Restated Employment Agreement dated May 9, 2011 between the Company and Michael McConnell, its Chief Executive Officer.

99.1	Press release issued by Collectors Universe, Inc. on May 9, 2011, announcing its financial results for the third fiscal quarter ended March 31, 2011.

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